Subsequent Event (Textual) (Detail) - Merger of Liberty Bank, N.A. into The Middlefield Banking Company [member] - USD ($) $ / shares in Units, $ in Thousands	2 Months Ended
	Dec. 31, 2016	Jul. 28, 2016
Liberty Bank, N.A. [Member]
Business Combination, Merger Agreement, Special Dividend to Be Paid to Entity's Shareholders Before Merger		$ 3,000
Business Combination, Merger Agreement, Percentage of Merger Consideration to Be Paid in Common Stock		45.00%
Business Combination, Merger Agreement, Cash Per Share of Reporting Entity Common Stock		$ 37.96
Business Combination, Merger Agreement, Ratio of Shares of Reporting Entity's Common Stock for Each Share of Acquired Entity's Common Stock		1.1934
Business Combination, Shares in Acquired Entity Owned Prior to Merger		23,218
Business Combination, Ownership Percentage in Acquired Entity Prior to Merger		2.40%
Scenario, Forecast [Member]
Payments to Acquire Businesses, Gross	$ 1,147